EXHIBIT 4.6(c)

1                 SECOND AMENDMENT TO
     COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

          SECOND AMENDMENT, dated as of October __, 1998
(this "Amendment"), to the COLLATERAL AGENCY AND
INTERCREDITOR AGREEMENT, dated as of July 21, 1995 (as amended by the First Amendment to Collateral Agency and Intercreditor Agreement, dated as of June 20, 1996, the
"Intercreditor Agreement"), among SALTON SEA FUNDING
CORPORATION, a Delaware corporation (together with its successors and assigns, the "Funding Corporation"), the SALTON SEA GUARANTORS (as defined in the Indenture re ferred to below), the PARTNERSHIP GUARANTORS (as defined in the Indenture referred to below), the ROYALTY GUARAN
TOR (as defined in the Indenture referred to below), the DEBT SERVICE RESERVE LOC PROVIDER (as defined in the
Intercreditor Agreement), the WORKING CAPITAL AGENT (as defined in the Intercreditor Agreement), the PERMITTED
COUNTERPARTY under any Interest Rate Protection Agreement
(each as defined in the Indenture referred to below), the TRUSTEE (as defined in the Intercreditor Agreement), the DEPOSITARY AGENT (as defined in the Intercreditor Agree ment) and the COLLATERAL AGENT (as defined in the Intercreditor Agreement). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

          WHEREAS, the Funding Corporation, certain of the Salton Sea Guarantors, certain of the Partnership
Guarantors, the Royalty Guarantor, the Debt Service
Reserve LOC Provider, the Working Capital Agent, the
Trustee, the Depositary Agent and the Collateral Agent have entered into the Intercreditor Agreement;

          WHEREAS, the Funding Corporation has issued
Securities under the Trust Indenture, dated as of July
21, 1995 (as supplemented and amended by the First Sup plemental Indenture dated as of October 18, 1995, the Second Supplemental Indenture dated as of June 20, 1996 and the Third Supplemental Indenture dated as of July 29,
1996), between the Funding Corporation, as principal and as agent for the Guarantors, and the Trustee (the "Trust
Indenture");

          WHEREAS, the Funding Corporation has determined to issue $285,000,000 principal amount of [__]% Senior
Secured Series F Bonds Due 2018 (the "Series F
          Securities") pursuant to the Fourth Supplemental Inden ture, dated as of October __, 1998 (the "Fourth Supple mental Indenture"), between the Funding Corporation, as principal and as agent for the Guarantors, and the Trust ee (the Trust Indenture, as so supplemented and as otherwise amended, modified or supplemented from time to time, the "Indenture");

          WHEREAS, in connection with the issuance of the Series F Securities, additional parties are becoming
Partnership Guarantors under the Indenture and related documents, and additional parties are becoming obligors under the Partnership Credit Agreement;

          WHEREAS, in connection with the issuance of the Series F Securities, an additional party is becoming a Salton Sea Guarantor under the Indenture and related documents, and an additional party is becoming an obligor under the Salton Sea Credit Agreement; and

          WHEREAS, the terms of the Intercreditor Agree ment must be amended to reflect the additional Partner ship Guarantors and Salton Sea Guarantor and additional obligors under the Partnership Credit Agreement and Salton Sea Credit Agreement and to effect other changes in connection with the issuance by the Funding
Corporation of the Series F Securities.

          NOW, THEREFORE, in consideration of the premis es and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows.

          1.   Amendment of the Intercreditor Agreement.
As of the date hereof, the Intercreditor Agreement shall be amended as follows:

          (a) Section 9(a) is hereby amended by deleting the name "Chemical Trust Company of California" and replacing it with the name "Chase Manhattan Bank and Trust Company, National Association," in the first sentence thereof.

          (b) Section 9(b) is hereby amended by deleting the name "Chemical Trust Company of California" and replacing it with the name "Chase Manhattan Bank and Trust Company, National Association," in the first sentence thereof.

          (c)  Section 18 is hereby amended by:

                    (i)  deleting the name, address and
          contact information for the Debt Service
          Reserve LOC Provider and replacing it with the following name, address and contact information:
          "Credit Suisse First Boston
          Eleven Madison Avenue
          New York, NY 10010

          Attention:  [________]
          Telecopy:  212-325-[____]";

                    (ii)  deleting the name, address and
          contact information for the Working Capital
          Agent and replacing it with the following name, address and contact information:

          "Credit Suisse First Boston
          Eleven Madison Avenue
          New York, NY 10010

          Attention:  [________]
          Telecopy:  212-325-[____]";

                    (iii)  deleting the name, notice
          address and contact information for the Trustee and replacing it with the following name, notice address and contact information:

          "Chase Manhattan Bank and Trust Company,
          National Association
          101 California Street, #2725
          San Francisco, CA 94111

          Attention:  Corporate Trust Administration
          Telecopy:  415-693-8850";

                    (iv)  adding the following name above
          the notice address for the Salton Sea
          Guarantors:

          "Salton Sea Power L.L.C.";

                    (v)  adding the following names above
          the notice address for Partnership Guarantors:

          "CalEnergy Minerals LLC
          CE Turbo LLC";
                    (vi)  deleting the name "California
          Energy Operating Company" above the notice address for the Partnership Guarantors and replacing it with the name "CalEnergy Operating
          Corporation";

                    (vii)  deleting the name, notice
          address and contact information for the
          Depositary Agent and replacing it with the following name, notice address and contact information:

          "Chase Manhattan Bank and Trust Company,
          National Association
          101 California Street, #2725
          San Francisco, CA 94111

          Attention:  Corporate Trust Administration
          Telecopy:  415-693-8850"; and

                    (viii)  deleting the name, notice
          address and contact information for the
          Collateral Agent and replacing it with the following name, notice address and contact information:

          "Chase Manhattan Bank and Trust Company,
          National Association
          101 California Street, #2725
          San Francisco, CA 94111

          Attention:  Corporate Trust Administration
          Telecopy:  415-693-8850".

               (d)  Schedule 8(a) to the Intercreditor
Agreement is hereby amended (i) by adding the phrase "and as of October __, 1998" after the phrase "as of June 20, 1996" in the first sentence thereof, (ii) by deleting the words "and by" after the phrase "as of October 18, 1995," in the second sentence thereof, (iii) by adding the word
"Second" before the phrase "Supplemental Indenture dated as of June 20, 1996" in the second sentence thereof, (iv) by adding the phrase ", the Third Supplemental Indenture dated as of July 29, 1996 and the Fourth Supplemental
Indenture dated as of October __, 1998" after the phrase
"as of June 20, 1996" in the second sentence thereof and
(v) by deleting the name "Chemical Trust Company of California" and replacing it with the name "Chase
Manhattan Bank and Trust Company, National Association" in the second sentence thereof.

               (e)  Schedule 9a to the Intercreditor
Agreement is hereby amended by adding the phrase "and as of October __, 1998" after the phrase "as of June 20,
1996" in the first paragraph thereof.

               (f)  Schedule 14a to the Intercreditor
Agreement is hereby amended by adding the phrase "and as of October __, 1998" after the phrase "as of June 20,
1996" in the first paragraph thereof.

               (g)  The Certificate of Salton Sea Funding
Corporation, appearing directly after Schedule 14a to the Intercreditor Agreement, is hereby amended by (i) by deleting the words "and by" after the phrase "as of October 18, 1995," in the first paragraph thereof, (ii) by adding the word "Second" before the phrase
"Supplemental Indenture dated as of June 20, 1996" in the first paragraph thereof, (iii) by adding the phrase ", the Third Supplemental Indenture dated as of July 29,
1996 and the Fourth Supplemental Indenture dated as of October __, 1998" after the phrase "as of June 20, 1996" in the third paragraph thereof and (iv) by deleting the name "Chemical Trust Company of California" and replacing it with the name "Chase Manhattan Bank and Trust Company, National Association" in the first paragraph thereof.

          2. Additional Guarantors. In accordance with the terms of the Fourth Supplemental Indenture, from and after the date hereof (a) Salton Sea Power L.L.C. ("Power
LLC") shall be a "Salton Sea Guarantor" under the Intercreditor Agreement, as amended hereby (as so amended, the "Amended Intercreditor Agreement") and (b) each of CalEnergy Minerals LLC ("Minerals LLC") and CE
Turbo LLC ("Turbo LLC" and, together with Power LLC and
Minerals LLC, the "New Guarantors") shall be "Partnership
Guarantors" under the Amended Intercreditor Agreement.
Each New Guarantor hereby acknowledges and agrees to the terms of the Amended Intercreditor Agreement and consents to the exercise of remedies by the Collateral Agent con tained therein.

          3. Intercreditor Agreement. Except as specif ically amended hereby, the Intercreditor Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.
All references to "this Intercreditor Agreement" in the Intercreditor Agreement shall be deemed to refer to the Amended Intercreditor Agreement.

          4.   Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRIN
CIPLES THEREOF RELATING TO CONFLICTS OF LAW (EXCEPT SEC
TION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          5. Counterparts. This Amendment may be exe cuted in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an origi nal, but all such counterparts together shall constitute but one and the same instrument.
          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first written above.

                         SALTON SEA FUNDING CORPORATION


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title: Senior Vice President


                         SALTON SEA POWER GENERATION L.P.

                              By:  SALTON SEA POWER COMPANY,
                              as its general partner


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         SALTON SEA BRINE PROCESSING L.P.

                              By:  SALTON SEA POWER COMPANY,
                              as its general partner


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         FISH LAKE POWER COMPANY


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President

                         SALTON SEA POWER L.L.C.

                              By:  CE SALTON SEA INC.,
                              as its manager


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title: Senior Vice President


                         VULCAN POWER COMPANY


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:   Senior Vice President


                         CALENERGY OPERATING CORPORATION


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         BN GEOTHERMAL INC.


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President



                         VULCAN/BN GEOTHERMAL POWER COMPANY

                         By:  VULCAN POWER COMPANY,
                              as its general partner


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         SAN FELIPE ENERGY COMPANY


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         LEATHERS, L.P.

                         By:  CALENERGY OPERATING CORPORATION, as
                              its general partner


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         CONEJO ENERGY COMPANY


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         DEL RANCH, L.P.

                         By:  CALENERGY OPERATING CORPORATION, as
                              its general partner


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:   Senior Vice President


                         NIGUEL ENERGY COMPANY


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         ELMORE, L.P.

                         By:  CALENERGY OPERATING CORPORATION, as
                              its general partner


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         CALENERGY MINERALS LLC

                         By:  SALTON SEA MINERALS CORP.,
                              as its manager


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President

                         CE TURBO LLC

                         By:  MAGMA POWER COMPANY,
                              as its manager


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:   Senior Vice President


                         SALTON SEA ROYALTY COMPANY


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         CREDIT SUISSE FIRST BOSTON,
                         as the Debt Service Reserve LOC Provider


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         CREDIT SUISSE FIRST BOSTON,
                         as the Working Capital Agent


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         CHASE MANHATTAN BANK AND TRUST COMPANY,
                         NATIONAL ASSOCIATION,
                         as the Trustee


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:   Senior Vice President


                         CHASE MANHATTAN BANK AND TRUST COMPANY,
                         NATIONAL ASSOCIATION,
                         as the Depositary Agent


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President


                         CHASE MANHATTAN BANK AND TRUST COMPANY,
                         NATIONAL ASSOCIATION,
                         as the Collateral Agent


                              By:/s/  Craig M. Hammett
                              Name: Craig M. Hammett
                              Title:  Senior Vice President